Colonial Strategic Balanced Fund
                            Class A, B, and C Shares

                  Supplement to Prospectus dated March 1, 1999
                  Replacing Supplement dated September 14, 1999

Effective January 1, 2000, Nicholas Ghajar no longer co-manages the Fund.

Effective January 1, 2000, Harvey B. Hirschhorn assumed the responsibility of lead portfolio manager for the Fund.

Effective January 1, 2000, Michael T. Kennedy began co-managing the Fund.

The sub-caption, Portfolio Managers, under the section Managing the Fund is changed in its entirety as follows:

Harvey B. Hirschhorn, a senior vice president of Colonial Management Associates, Inc. (Colonial), is the lead portfolio manager for the Fund and has managed the Fund since January, 2000. Mr. Hirschhorn has been affiliated with and has managed various other funds for Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of Colonial, since 1973.

Michael T. Kennedy, a senior vice president of Colonial, has co-managed the Fund since January, 2000. Mr. Kennedy has been affiliated with and has managed various other Stein Roe funds since 1987.

Carl C. Ericson, a senior vice president and Director and Manager of the Taxable Fixed Income Group of Colonial, has co-managed the Fund since its inception in 1994 and has been employed by Colonial as a portfolio manager since 1985.

Laura A. Ostrander, a senior vice president of Colonial, has co-managed the Fund since July, 1999 and has co-managed various other Colonial funds since December, 1996. Prior to joining Colonial, Ms. Ostrander was a portfolio manager with American Express Financial Advisers from July, 1994 to November, 1996.

The  sub-caption,   Hedging  Strategies,  under  the  section  Other  Investment
Strategies and Risks is now a primary investment strategy of the Fund.


SB-36/319I-1299                                                January 14, 2000